SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 30, 2009
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 4, 2009, Evergreen Solar, Inc. issued a press release announcing its financial results for its third quarter ended October 3, 2009. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference
Pursuant to General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, but is instead furnished pursuant to that instruction
Item 2.05 Costs Associated with Exit or Disposal Activities.
On October 30, 2009, the Board of Directors of Evergreen Solar, Inc. (the “Registrant”) committed the Registrant to a plan to transition its panel assembly from its manufacturing facility in Devens, Massachusetts to China. Such transition is expected to begin in mid-2010 and be completed by the end of 2010. Production of silicon wafers and cells will continue to be performed at the Registrant’s Devens, Massachusetts manufacturing facility.
While specific details of the transition plan will be determined over the next six months, the Registrant estimates it will incur non-cash charges of approximately $40 million associated with the write-off of panel assembly equipment, which is expected to be amortized ratably over the next twelve months beginning with the fourth quarter of 2009. The Registrant expects that cash charges, including potential severance payments, will be immaterial. The actual exit or disposal costs incurred will not be known until the Registrant has finalized the details of its plan.
This Item 2.05 contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations or beliefs. Such forward-looking statements include, but are not limited to, those related to the expected costs and benefits associated with the cessation of panel assembly at the Devens manufacturing facility, including the amount of asset write-offs and the potential costs associated with the cessation. These statements are neither promises nor guarantees, and involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements, including risks associated with the Registrant’s ability to estimate the costs of the shut down of its Devens panel assembly operations; the Registrant’s ability to successfully manufacture and sell its products; uncertainties related to government regulations, subsidies and incentives; risks from various economic factors such as fluctuations in currency exchange rates and other risks and uncertainties identified in the Registrant’s filings with the Securities and Exchange Commission. The Registrant disclaims any obligation to update or revise such statements for any reason.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 4, 2009, by Evergreen Solar, Inc., announcing financial results for the third quarter ended October 3, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer and Secretary

Dated: November 4, 2009